UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934

Filed by the Registrant  ☒

Filed by a Party other than the Registrant  ☐

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☐	Preliminary Proxy Statement	☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

INTERCONTINENTAL EXCHANGE, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Persons who are to respond to the collection of information contained in this form are not required to respond unless the form displays a currently valid OMB control number.

*** Exercise Your Right to Vote ***

Important Notice Regarding the Special Stockholder Meeting and the Availability of

Proxy Materials for the Special Stockholder Meeting to Be Held on October 12, 2016.

INTERCONTINENTAL EXCHANGE, INC.

INTERCONTINENTAL EXCHANGE, INC. 5660 NEW NORTHSIDE DRIVE THIRD FLOOR ATLANTA, GA 30328

Meeting Information
Meeting Type: Special Meeting
For holders as of: August 24, 2016
Date: October 12, 2016 Time: 8:30 a.m., Atlanta, Georgia time
Location: Meeting live via the Internet-please visit

        https://ICE.onlineshareholdermeeting.com.

The company will be hosting the meeting live via the Internet this year. To attend the meeting via the Internet please visit https://ICE.onlineshareholdermeeting.com and be sure to have the information that is printed in the box marked by the arrow (located on the following page).

You are receiving this communication because you hold shares in the company named above.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.
See the reverse side of this notice to obtain proxy materials and voting instructions.

—  Before You Vote  —

How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:
NOTICE OF SPECIAL MEETING AND PROXY STATEMENT
How to View Online:
Have the information that is printed in the box marked by the arrow (located on the following page) and visit: www.proxyvote.com.

How to Request and Receive a PAPER or E-MAIL Copy:
If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:
1) BY INTERNET: www.proxyvote.com
2) BY TELEPHONE: 1-800-579-1639
3) BY E-MAIL*: sendmaterial@proxyvote.com

* If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow (located on the following page) in the subject line.

Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before September 28, 2016 to facilitate timely delivery.

— How To Vote — Please Choose One of the Following Voting Methods

Vote By Internet:

Before The Meeting:

Go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow  (located on the following page) available and follow the instructions.

During The Meeting:

Go to https://ICE.onlineshareholdermeeting.com. Have the information that is printed in the box marked by the arrow  (located on the following page) available and follow the instructions.

Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

Voting Items

The Board of Directors recommends you vote FOR Proposal 1.

1.

To approve the adoption of the Third Amended and Restated Certificate of Incorporation, which increases the total number of authorized shares of common stock, par value $0.01 per share, from 500,000,000 to 1,500,000,000, and correspondingly increases the total number of shares of capital stock that ICE is authorized to issue from 600,000,000 to 1,600,000,000.

Note: Only such matters as are stated in the Notice of Special Meeting may properly come before the meeting. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Special Meeting and any adjournments or postponements thereof.